[Logo]Pioneer
                                                                  Investments(R)



Pioneer
Tax-Free Income
Fund

ANNUAL REPORT 12/31/00

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                      1
Portfolio Summary                              2
Performance Update                             3
Portfolio Management Discussion                6
Schedule of Investments                        9
Financial Statements                          21
Notes to Financial Statements                 28
Report of Independent Public Accountants      33
Results of Shareowner Meeting                 34
Trustees, Officers and Service Providers      35
Retirement Plans from Pioneer                 36

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 12/31/00
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
The year 2000 ended amid turbulent markets and rancorous politics as the election drama played out against a background of exceptional market volatility. By the time you read this letter the new administration will be in place in Washington, but it's less clear what will be happening on Wall Street. At Pioneer we recognize that economics, not politics, is driving today's market activity. Signs of a slowing economy and changing investor preferences are everywhere. Periods like this accentuate the benefits of discipline and fundamental analysis.

Meanwhile, value stocks have been staging a comeback after years of investor obsession with growth. A slowing economy tends to bring valuations down to earth, and Pioneer's style has always been to focus on value - we spend every day searching for stocks and bonds whose potential is going unrecognized in the marketplace.

As investor attention shifts from growth to value or from stocks to bonds, one of the best suggestions I can make is that you set aside time to meet with your investment professional. That meeting could be especially important if it has been a while since you last reviewed your overall portfolio. Use the opportunity to reevaluate your retirement plan contributions and decide whether a Roth or a Traditional IRA is the better choice for you. Your financial professional will also help you examine and assess your portfolio's exposure to different investment categories in today's fast-changing markets.

An important announcement from Pioneer

I'm very happy to report that, on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001, all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which through Pioneer and other subsidiaries will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments(R). The new Pioneer Global will bring Pioneer greater access to analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this greater integration.

All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.

Sincerely,

/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/00
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Begin Pie Chart]

AAA                     65.1%
AA                      20.4%
A                       12.4%
Commercial Paper         2.1%

[End Pie Chart]

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[Begin Pie Chart]

0-1 Year                 2.4%
1-3 Years                8.9%
3-6 Years               30.4%
6-8 Years               23.8%
8-10 Years              13.2%
10+ Years               21.3%

[End Pie Chart]

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

 1.  Metropolitan Pier & Exposition Authority Dedicated State
     Tax Revenue, 8.5%, 6/15/06                                                2.93%
 2.  McGee Creek Authority Water Revenue, 6.0%, 1/1/23                         2.51
 3.  Hastings Electric System Revenue, 6.3%, 1/1/19                            2.29
 4.  Will County, Illinois Environmental Revenue, 6.4%, 4/1/26                 2.25
 5.  Walled Lake School District General Obligation, Series I, 5.5%, 5/1/22    1.70
 6.  Massachusetts State General Obligation, Series B, 7.0%, 7/1/09            1.62
 7.  Clark County School District #37, Vancouver, 5.25%, 12/1/14               1.54
 8.  Illinois State General Obligation, 5.75%, 5/1/21                          1.53
 9.  Chicago Board of Education, 5.75%, 12/1/27                                1.53
10.  Grand Island Sanitation Sewer Revenue, 6.0%, 4/1/14                       1.53

Fund holdings will vary for other periods.

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/00                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 12/31/00    12/31/99
                          $11.70      $10.98

Distributions per Share   Income      Short-Term      Long-Term
12/31/99 - 12/31/00)      Dividends   Capital Gains   Capital Gains
                          $0.523            --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2000)

             Net Asset    Public Offering
Period         Value          Price*
10 Years       6.82           6.34
5 Years        5.06           4.11
1 Year        11.63           6.58


* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Begin Mountain Chart]

Growth of $10,000

                Pioneer Tax-Free Income Fund*   Lehman Brothers Municipal Bond Index
12/90            9,550                          10,000
                10,745                          11,215
12/92           11,683                          12,204
                13,200                          13,703
12/94           12,358                          12,994
                14,438                          15,263
12/96           14,953                          15,939
                16,290                          17,407
12/98           17,300                          18,536
                16,557                          18,152
12/00           18,483                          20,271

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/00                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 12/31/00    12/31/99
                          $11.62      $10.90

Distributions per Share   Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)     Dividends   Capital Gains   Capital Gains
                          $0.429          --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

     Average Annual Total Returns
       (As of December 31, 2000)
                     If          If
Period              Held      Redeemed*
Life of Fund
(4/28/95)           5.14%        5.01%
5 Years             4.26         4.10
1 Year             10.78         6.78

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[Begin Mountain Chart

Growth of $10,000

                Pioneer Tax-Free Income Fund*     Lehman Brothers Municipal Bond Index
4/95            10,000                            10,000
                10,155                            10,229
12/95           10,794                            10,957
                10,617                            10,908
12/96           11,081                            11,443
                11,368                            11,811
12/97           11,985                            12,497
                12,244                            12,832
12/98           12,635                            13,307
                12,331                            13,187
12/99           12,002                            13,032
                12,469                            13,614
12/00           13,198                            14,553


The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/00                            CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 12/31/00    12/31/99
                          $11.54      $10.91

Distributions per Share   Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)     Dividends   Capital Gains   Capital Gains
                          $0.495         --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

     Average Annual Total Returns
       (As of December 31, 2000)
                   If          If
Period            Held      Redeemed*
Life of Fund
(1/31/96)         4.23%       4.23%
1 Year           10.59       10.59


* Assumes reinvestment of distribu-tions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[Begin Line Chart]

Growth of $10,000

                Pioneer Tax-Free Income Fund*   Lehman Brothers Municipal Bond Index
1/96            10,000                          10,000
                 9,766                           9,805
                 9,791                           9,880
                10,006                          10,107
12/96           10,219                          10,364
                10,148                          10,340
                10,493                          10,697
                10,792                          11,020
                11,070                          11,319
                11,137                          11,449
                11,300                          11,623
                11,667                          11,980
12/98           11,660                          12,052
                11,665                          12,159
                11,379                          11,944
                11,226                          11,896
                11,086                          11,903
                11,393                          12,147
                11,504                          12,331
                11,722                          12,629
12/00           12,259                          13,181


The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

Investors in fixed income securities had reason to celebrate in 2000. In contrast to stocks, which endured a difficult year, most types of bonds delivered solid performance for the period.

In the following conversation, David Eurkus, a member of Pioneer's fixed-income management team, discusses some of the factors that impacted the municipal bond market and your Fund during the year. Sherman B. Russ, former co-head of Pioneer's fixed income management team, retired at the end of 2000.

Q:  The past year was exciting for bonds. How did the Fund perform in 2000?
A: Pioneer Tax Free Income Fund rewarded shareholders with healthy gains for the year. For the 12 months ended December 31, 2000, Class A shares generated a total return of 11.63%, Class B shares 10.78% and Class C shares 10.59%. This performance is in line with the 10.83% average return for the same period of the 273 general municipal debt funds tracked by Lipper, Inc. (Lipper is an independent firm that tracks mutual fund performance.)

    Your Fund also continued to provide generous tax-free income while maintaining high credit quality. (Quality ratings apply to underlying portfolio securities, not to Fund shares.) Class A shares provided a 30-day SEC tax-free yield of 3.97% as of December 31, 2000. This translates into a taxable equivalent yield of 6.59%, based on the maximum federal income tax rate of 39.6%.
Q:  What was the investment environment like for municipal bonds?

A: It was a tale of two dramatically different investment climates for municipal bonds during the period. The first six months of 2000 were marked by a series of short-term interest rate hikes by the Federal Reserve Board, designed to prevent the economy from overheating. Although rising rates typically mean falling bond prices, the environment for fixed income investments in general remained surprisingly favorable. Inflation - a key detractor of bond market performance - remained under control as a result of the Fed's actions.

    During the latter half of the period, however, signs began to appear that the economy was slowing. As a result, the Federal Reserve switched gears, loosening its reins on rates.

    Despite these contrasting economic scenarios, the municipal bond market weathered the year well. In fact, tax-exempt bonds delivered their strongest performance since 1995. Municipal issues continued to reap the rewards of solid - yet slowing - economic

Pioneer Tax-Free Income Fund


    growth. Tax revenues continued to climb, increasing the cash flow of many state and local governments and improving the fiscal health and creditworthiness of many municipalities.

Q: Did supply and demand contribute to the positive backdrop for municipal bonds?
A: Absolutely. Throughout the period, the supply of high quality tax exempt issues fell short of demand, supporting prices. In fact, supply ran close to 13% lower than the same period last year.

    Rising interest rates in the early part of the year significantly curbed refundings, reducing the supply of new bonds. In addition, despite market and economic uncertainty, many state and local governments continued to enjoy record budget surpluses. This translates into less new issuance of municipal bonds as many municipalities are able to fund fiscal projects with cash rather than issuing debt.

    At the same time, demand for municipal bonds remained exceptionally strong. Seeking a safe haven from the stock market's turbulence, many investors turned to fixed income investments. Following the dominant wealth creation mentality of the past several years, many investors became concerned with wealth preservation - turning to high quality municipal securities for their competitive tax free income, total return potential and relative stability.

Q:  How did you position the Fund in this environment?
A: Early in 2000, when the Federal Reserve was actively raising rates, we adopted a more defensive policy - gradually shortening the Fund's duration. Duration is a measure of a bond's price sensitivity to interest rate changes. In general, the shorter a bond's duration, the lower the risk of price loss when interest rates rise, and conversely, the lower the potential for price appreciation when interest rates fall.

    In the second half of the year, when it became clear that further interest rate hikes were unlikely, we extended the Fund's duration to lock in higher yields.

    We also sought to improve the overall call protection of the portfolio. Most municipal securities are "callable" 10 years from issuance. In other words, issuers can "call" a municipal bond 10 years from the date it is first offered, paying back the principal to bond owners. As their call date approaches, bonds tend to lose favor in the market. To boost the Fund's performance potential, we sold bonds that were nearing their call dates and invested the proceeds in bonds with more distant call dates.

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00                           (continued)
--------------------------------------------------------------------------------

Q:  What other strategies contributed to the Fund's solid performance?
A: During the period, we increased our exposure to general obligation bonds that would benefit from the nation's strong economic and financial position.

    At the same time, however, we recognized that growing state surpluses might be vulnerable to possible future tax cuts. As a result, we also added to our holdings in revenue bonds, specifically water and sewer issues, to protect the portfolio. Revenue bonds are securities whose interest payments are derived from specific streams of revenues. They differ from general obligation bonds whose interest payments come from the general revenues, such as taxes, of a governmental agency.

    In terms of sector focus, we increased our exposure to housing bonds, which benefited from a healthy economy and low inflation. In addition, we continued to avoid hospital and health care bonds entirely - a move that worked to the Fund's advantage. The health care industry in general is undergoing dramatic upheaval. Many of our peers suffered substantial losses during the period from investments in this sector.

Q:  What is your outlook for municipal bonds?
A: It's clear that the United States is now in the midst of an economic slowdown. In January, the Fed cut short-term interest rates by a total of 1.00% to stimulate the economy and ward off a possible recession. And, many financial experts believe that further rate cuts are likely. Although this may translate into a gloomy outlook for stocks, we expect a favorable environment for fixed income investments - with measured U.S. economic growth and low inflation.

    What's more, in our opinion, municipal bonds remain an underappreciated asset class for several reasons. The health of the municipal market continues to improve. The ratio of municipal bond upgrades to downgrades (a strong indication of the health of the tax-exempt market) was six to one in 2000 - and continues to increase.

    We also expect demand to remain strong. With ongoing stock market volatility, many investors will continue to seek the relative safety of municipal securities. Changing demographics is also contributing to the ongoing demand for tax-exempt bonds. As more and more individuals retire early, they are turning to municipal bonds for dependable, tax-free income. Finally, after-tax yields of municipal securities remain high compared to taxable issues.

    With a positive outlook ahead for municipal bonds, and a well-conceived investment strategy, we believe that your Fund is a wise investment choice for investors seeking competitive tax-advantaged income.

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

                     S&P/
                   Moody's
Principal          Ratings
 Amount          (unaudited)                                                   Value
                                TAX-EXEMPT OBLIGATIONS - 97.9%
                                Arizona - 3.2%
$1,000,000          AA/Aa       Arizona State Transportation Board
                                  Highway Revenue, 6.0%, 7/1/08          $ 1,107,390
 1,500,000         AAA/Aaa      Kyrene School District, 6.0%, 7/1/14       1,573,695
 1,000,000         AAA/Aaa      Maricopa County School District,
                                  7.0%, 7/1/07                             1,137,970
 1,000,000         AAA/Aaa      Maricopa County School District,
                                  7.0%, 7/1/08                             1,133,250
 1,000,000          AA-/Aa      Phoenix Civic Improvement
                                  Corporation Water System
                                  Revenue, 6.5%, 7/1/06                    1,107,350
 2,400,000         AAA/Aaa      Scottsdale Memorial Hospital, 5.5%,
                                  9/1/12                                   2,602,272
 2,200,000         AAA/Aaa      Tempe School District, 7.0%, 7/1/08        2,572,988
                                                                         -----------
                                                                         $11,234,915
                                                                         -----------
                                Colorado - 3.1%
   390,000          NR/Aa2      Colorado Housing Finance Authority,
                                  Series A-3, 7.0%, 11/1/16              $   433,887
   325,000          NR/Aa2      Colorado Housing Finance Authority,
                                  Series C-1, 7.55%, 11/1/27                 340,516
   415,000          NR/Aa2      Colorado Housing Finance Authority,
                                  Series C-2, 7.45%, 6/1/17                  447,669
   955,000          NR/Aa2      Colorado Housing Finance Authority,
                                  Series B-2, 7.45%, 11/1/27               1,010,380
 2,355,000          NR/Aa2      Colorado Housing Finance Authority,
                                  Series A-1, 7.4%, 11/1/27                2,665,224
 1,505,000          NR/Aa2      Colorado Housing Finance Authority,
                                  Series B-3, 6.55%, 5/1/25                1,648,110
 3,575,000         AAA/Aaa      Douglas County School District
                                  Region 1, 7.0%, 12/15/13                 4,385,882
                                                                         -----------
                                                                         $10,931,668
                                                                         -----------
                                Connecticut - 0.0%
    35,000         AA-/Aa3      Connecticut State General Obligation,
                                  6.0%, 10/1/04                          $    37,215
                                                                         -----------
                                Delaware - 0.4%
 1,295,000          NR/A1       State of Delaware Housing Authority
                                  Revenue, 6.45%, 7/1/13                 $ 1,332,956
                                                                         -----------

The accompanying notes are an integral part of these financial statements.     9

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

                     S&P/
                   Moody's
Principal          Ratings
  Amount         (unaudited)                                                         Value
                                District of Columbia - 1.4%
$4,550,000         AAA/Aaa      District of Columbia Water & Sewer
                                  Authority, 5.5%, 10/1/23+                    $ 4,780,412
                                                                               -----------
                                Florida - 2.4%
 4,370,000         AAA/Aaa      Hillsborough County Revenue, 5.5%,
                                  7/1/14                                       $ 4,730,306
 2,690,000         AAA/Aaa      Miami Beach FL Sewer Revenue,
                                  5.625%, 9/1/18                                 2,851,185
   770,000          NR/Aaa      Manatee County Housing Revenue,
                                  7.2%, 5/1/28                                     879,764
                                                                               -----------
                                                                               $ 8,461,255
                                                                               -----------
                                Illinois - 15.1%
 5,000,000         AAA/Aaa      Chicago Board of Education, 5.75%,
                                  12/1/27                                      $ 5,230,800
 1,985,000          NR/Aaa      Chicago Illinois Single Family
                                  Mortgage, 6.3%, 9/1/29                         2,151,045
 1,500,000         AAA/Aaa      Chicago Lakefront Millennium Parking
                                  Facilities, 5.125%, 1/1/28                     1,466,745
 5,000,000         AAA/Aaa      Chicago Illinois Public Building
                                  Commercial Building Revenue,
                                  5.25%, 12/1/15                                 5,205,050
 3,830,000         AAA/Aaa      Chicago Illinois Board of Education
                                  School Reform Board, 5.25%,
                                  12/1/17                                        3,991,818
 1,730,000          NR/Aaa      Chicago Illinois Single Family
                                  Mortgage, 6.45%, 9/1/29                        1,882,032
 1,145,000          A+/A1       Illinois Housing Development
                                  Authority Revenue Multi-Family
                                  Housing, 7.0%, Prerefunded,
                                  7/1/21*                                        1,428,124
 1,000,000         AA+/Aa1      Illinois Educational Facilities Authority,
                                  Northwestern University Revenue,
                                  5.5%, 12/1/13                                  1,068,650
 5,000,000         AAA/Aaa      Illinois State General Obligation,
                                  5.75%, 5/1/21                                  5,237,000
 8,355,000         AAA/Aaa      Metropolitan Pier & Exposition
                                  Authority Dedicated State Tax
                                  Revenue, 8.5%, 6/15/06                        10,016,312

10    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

                     S&P/
                   Moody's
Principal          Ratings
  Amount         (unaudited)                                                    Value
                                Illinois - (continued)
$4,015,000          A+/Aaa      Metropolitan Pier & Exposition
                                  Authority Dedicated State Tax
                                  Revenue, 6.5%, 6/15/27                  $ 4,307,051
 3,000,000         AAA/Aaa      University of Illinois Revenue, 5.75%,
                                  1/15/16                                   3,188,940
 7,185,000          AA/Aa2      Will County, Illinois Environmental
                                  Revenue, 6.4%, 4/1/26                     7,673,724
                                                                          -----------
                                                                          $52,847,291
                                                                          -----------
                                Indiana - 4.6%
   250,000         AAA/Aaa      Goshen Multi-School Building Corp.,
                                  5.6%, 1/15/16**                         $   259,930
   650,000         AAA/Aaa      Goshen Multi-School Building Corp.,
                                  5.6%, 1/15/16**                             703,820
   750,000          AAA/NR      Indiana Bond Bank State Revolving
                                  Fund, 6.75%, 2/1/17                         824,558
 1,400,000          A+/NR       Indianapolis Local Public
                                  Improvement Board Revenue,
                                  6.75%, 2/1/14                             1,642,816
   965,000          NR/Aaa      Indiana State Housing Finance
                                  Authority, Single Family Mortgage
                                  Revenue, 5.95%, 7/1/13                    1,014,668
 1,000,000         AAA/Aaa      Indiana University Revenue, 5.8%,
                                  11/15/10                                  1,100,180
 3,400,000          AA/Aa       Indianapolis Local Public
                                  Improvement Board Revenue,
                                  6.0%, 1/10/20                             3,783,180
 1,000,000           A+/A       Lawrence Township Metropolitan
                                  School District Revenue, 6.75%,
                                  7/5/13                                    1,179,130
 3,200,000         AA-/Aa2      Petersburg Indiana Pollution and
                                  Control Revenue, 5.4%, 8/1/17             3,361,504
 2,000,000          NR/Aaa      Sarah Scott Middle School Revenue,
                                  5.75%, 1/15/19                            2,101,000
                                                                          -----------
                                                                          $15,970,786
                                                                          -----------
                                Kansas - 0.5%
 1,500,000         AA+/Aa2      Kansas State Department
                                  Transportation Highway Revenue,
                                  6.125%, 9/1/09                          $ 1,691,685
                                                                          -----------

The accompanying notes are an integral part of these financial statements.    11

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

                     S&P/
                   Moody's
Principal          Ratings
  Amount         (unaudited)                                                   Value
                                Kentucky - 0.3%
$1,095,000         AAA/Aaa      Kenton County Water District #1,
                                  5.8%, 2/1/15                           $ 1,157,371
                                                                         -----------
                                Louisiana - 1.0%
 3,000,000         AAA/Aaa      New Orleans Home Mortgage
                                  Authority, 6.25%, 1/15/11+             $ 3,402,660
                                                                         -----------
                                Maine - 0.4%
 1,305,000          AA/Aa2      Maine State Housing Authority,
                                  6.05%, 11/15/20                        $ 1,331,818
                                                                         -----------
                                Maryland - 0.6%
 2,000,000          NR/Aa2      Maryland State Housing and
                                  Community Department, 5.9%,
                                  9/1/19                                 $ 2,039,220
                                                                         -----------
                                Massachusetts - 5.4%
 3,000,000         AAA/Aaa      Massachusetts State General
                                  Obligation, 6.5%, 11/1/07+             $ 3,281,040
 1,500,000         AA-/Aa2      Massachusetts State General
                                  Obligation, 6.0%, 6/1/14                 1,651,815
 1,000,000         AAA/Aaa      Massachusetts State Water Pollution
                                  Abatement Trust Sewer Revenue,
                                  6.0%, 2/1/07                             1,093,540
 4,750,000         AAA/Aaa      Massachusetts State General
                                  Obligation, Series B, 7.0%, 7/1/09       5,535,698
 1,000,000         AAA/Aaa      Plymouth County Massachusetts
                                  Correctional Facility, 5.0%, 4/1/22        969,370
 1,325,000         AAA/Aaa      Worcester General Obligation, 6.15%,
                                  5/1/09                                   1,452,981
 1,440,000         AAA/Aaa      Worcester General Obligation, 6.2%,
                                  5/1/10                                   1,581,926
 1,460,000         AAA/Aaa      Worcester General Obligation, 6.25%,
                                  5/1/11                                   1,606,774
 1,450,000         AAA/Aaa      Worcester General Obligation, 6.3%,
                                  5/1/12                                   1,598,625
                                                                         -----------
                                                                         $18,771,769
                                                                         -----------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund


                     S&P/
                   Moody's
Principal          Ratings
  Amount         (unaudited)                                                   Value
                                Michigan - 5.6%
$1,000,000         AAA/Aaa      Detroit Michigan Water Supply
                                  Revenue, 5.75%, 7/1/11                 $ 1,105,490
 3,445,000         AAA/Aaa      Jenison Michigan Public Schools,
                                  5.25%, 5/1/16                            3,607,880
 2,500,000         AA+/Aa1      Michigan Municipal Bond Authority,
                                  5.625%, 10/1/19                          2,587,750
 2,000,000         AAA/Aaa      Michigan Municipal Bond Authority,
                                  5.5%, 10/1/21                            2,060,720
 4,450,000         AAA/Aaa      Michigan State Environmental,
                                  5.25%, 11/1/19                           4,531,835
 5,715,000         AAA/Aaa      Walled Lake School District General
                                  Obligation Series I, 5.5%, 5/1/22        5,818,499
                                                                         -----------
                                                                         $19,712,174
                                                                         -----------
                                Minnesota - 0.7%
 1,255,000         AA+/Aa2      Minnesota State Housing Finance
                                  Agency, 6.55%, 7/11/11+                $ 1,305,313
   990,000          AA/Aa2      Minnesota State Housing Finance
                                  Agency, 6.9%, 8/1/12                     1,028,184
                                                                         -----------
                                                                         $ 2,333,497
                                                                         -----------
                                Missouri - 2.9%
 2,100,000         AAA/Aaa      Missouri Environmental Improvement
                                  and Energy Resources Authority,
                                  6.05%, 7/1/16                          $ 2,217,936
 2,820,000          AAA/NR      Missouri Housing Development,
                                  Series B-2, 6.4%, 3/1/29+                3,038,353
 3,000,000          NR/Aaa      Northwest Missouri University, 4.7%,
                                  6/1/18                                   2,873,460
 2,000,000         AAA/Aaa      Poplar Bluff School District, 5.8%,
                                  3/1/11                                   2,073,160
                                                                         -----------
                                                                         $10,202,909
                                                                         -----------

The accompanying notes are an integral part of these financial statements.    13

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

                     S&P/
                   Moody's
Principal          Ratings
  Amount         (unaudited)                                                 Value
                                Montana - 0.3%
$1,195,000          NR/A2       Montana State Higher Education
                                  Assistance Corp. Student Loan
                                  Revenue, 5.5%, 12/1/31               $ 1,197,211
                                                                       -----------
                                Nebraska - 4.2%
 5,000,000           NR/A       Grand Island Sanitation Sewer
                                  Revenue, 6.0%, 4/1/14                $ 5,227,850
 7,500,000           A/A        Hastings Electric System Revenue,
                                  6.3%, 1/1/19                           7,822,350
 1,325,000         AAA/Aaa      Municipal Energy Agency of Nebraska
                                  Revenue, 6.0%, 4/1/08                  1,453,631
                                                                       -----------
                                                                       $14,503,831
                                                                       -----------
                                Nevada - 0.6%
    35,000          AA/Aa2      Nevada Housing Division Single
                                  Family Program Revenue, 8.0%,
                                  4/1/09                               $    35,115
 1,970,000          AA/Aa2      Nevada State Colorado River, 5.25%,
                                  9/15/22                                1,975,358
                                                                       -----------
                                                                       $ 2,010,473
                                                                       -----------
                                New Hampshire - 0.8%
 1,000,000          NR/Aaa      New Hampshire Higher Educational &
                                  Health Facilities, 5.0%, 6/1/28      $   971,760
 1,800,000          NR/Aa3      New Hampshire State Housing
                                  Finance Authority, 6.125%, 1/1/20      1,859,706
                                                                       -----------
                                                                       $ 2,831,466
                                                                       -----------
                                New Jersey - 0.8%
 2,500,000         AAA/Aaa      New Jersey Sales Tax Transit Corp.,
                                  6.0%, 9/15/13                        $ 2,754,325
                                                                       -----------
                                New Mexico - 1.0%
 1,150,000          AA/Aa1      New Mexico Mortgage Finance
                                  Authority, 6.85%, 7/1/12+            $ 1,183,408
 1,200,000         AAA/Aaa      University of New Mexico Revenue,
                                  6.55%, 8/15/25                         1,315,824
 1,000,000          AAA/NR      Rio Rancho New Mexico Water &
                                  Wastewater System Revenue,
                                  4.75%, 5/15/16                           974,490
                                                                       -----------
                                                                       $ 3,473,722
                                                                       -----------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund


                     S&P/
                   Moody's
Principal          Ratings
 Amount          (unaudited)                                                  Value
                                New York - 2.1%
$2,900,000          A-/A3       New York City NY Series A, General
                                  Obligation, 6.0%, 5/15/19              $3,128,520
 2,000,000          AA/Aa3      New York City Transitional Financial
                                  Authority Revenue, 5.25%,
                                  11/15/12                                2,098,820
 2,350,000          AA/Aa3      New York City Transitional Financial
                                  Authority Revenue, 4.75%,
                                  11/15/18                                2,265,894
                                                                         ----------
                                                                         $7,493,234
                                                                         ----------
                                North Carolina - 1.0%
   970,000          AA/Aa3      Charlotte-Mecklenburg Hospital
                                  Authority Revenue, 6.25%, 1/1/20       $  999,624
 1,250,000          AA/NR       Charlotte Law Enforcement Project,
                                  6.1%, 12/1/15                           1,326,050
 1,000,000         AAA/Aaa      Franklin County Certificate
                                  Participation, 6.625%, 6/1/14           1,095,540
                                                                         ----------
                                                                         $3,421,214
                                                                         ----------
                                North Dakota - 1.6%
 2,000,000         AAA/Aaa      Grand Forks Health Care Systems,
                                  5.6%, 8/15/17                          $2,065,580
 1,760,000          NR/Aa3      North Dakota State Housing Finance
                                  Agency Revenue, 6.0%, 7/1/20            1,803,525
 1,580,000          NR/Aa3      North Dakota State Housing Finance
                                  Agency Revenue, 5.8%, 7/1/18+           1,573,127
                                                                         ----------
                                                                         $5,442,232
                                                                         ----------
                                Ohio - 2.3%
 1,050,000         AAA/Aaa      Bedford, Ohio County School District,
                                  6.25%, 12/1/13                         $1,110,438
 2,870,000         AAA/Aaa      Cleveland Ohio General Obligation,
                                  5.75%, 8/1/13                           3,182,629
 1,000,000         AAA/Aaa      Ohio University General Receipts
                                  Athens Revenue, 5.25%,
                                  12/01/19                                1,012,030
   500,000         AA-/Aa3      Ohio State Building Authority
                                  Revenue, 6.0%, 10/1/08                    554,820
 1,000,000         AAA/Aaa      Ohio State Turnpike Commission
                                  Revenue, 5.5%, 2/15/16                  1,077,970
 1,000,000         AAA/Aaa      Ohio State Water Development
                                  Authority Revenue, 6.0%, 12/1/06        1,091,280
                                                                         ----------
                                                                         $8,029,167
                                                                         ----------

The accompanying notes are an integral part of these financial statements.    15

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

                     S&P/
                   Moody's
Principal          Ratings
  Amount         (unaudited)                                                  Value
                                Oklahoma - 3.7%
$1,500,000          A-/A2       Grand River Dam Authority Revenue,
                                  5.75%, 6/1/06                         $ 1,603,395
 2,520,000         AAA/Aaa      Grand River Dam Authority Revenue,
                                  6.25%, 6/1/11                           2,894,900
 7,700,000         AAA/Aaa      McGee Creek Authority Water
                                  Revenue, 6.0%, 1/1/23                   8,586,809
                                                                        -----------
                                                                        $13,085,104
                                                                        -----------
                                Oregon - 1.2%
 1,000,000          NR/Aaa      Portland OR Urban Renewal &
                                  Redevelopment, 5.75%, 6/15/08         $ 1,071,440
 2,860,000           A/NR       Washington County Unified Sewer
                                  Agency Revenue, 6.2%,
                                  Prerefunded, 10/1/04*                   3,063,775
                                                                        -----------
                                                                        $ 4,135,215
                                                                        -----------
                                Pennsylvania - 0.8%
 1,500,000         AAA/Aaa      Allegheny County Sanitary Authority
                                  Revenue, 5.375%, 12/1/24              $ 1,520,625
 1,300,000          AA/Aa3      Pennsylvania State Higher Education,
                                  4.5%, 7/15/16                           1,228,422
                                                                        -----------
                                                                        $ 2,749,047
                                                                        -----------
                                Puerto Rico - 0.8%
 2,650,000         AAA/Aaa      Puerto Rico Municipal Financial
                                  Agency, 5.875%, 8/1/14                $ 2,937,154
                                                                        -----------
                                Rhode Island - 0.7%
 1,575,000         AA+/Aa1      Rhode Island Health & Education,
                                  5.0%, 9/1/23                          $ 1,528,742
   850,000         AA+/Aa2      Rhode Island Housing & Mortgage
                                  Finance, 6.75%, 10/1/17                   876,724
                                                                        -----------
                                                                        $ 2,405,466
                                                                        -----------
                                South Carolina - 2.9%
 1,790,000         AAA/Aaa      Beaufort Water & Sewer Revenue,
                                  6.5%, 3/1/13                          $ 1,873,700
 2,200,000          AA/Aa1      Berkeley County South Carolina
                                  School District, 5.375%, 4/1/14         2,303,510
 2,400,000           A/A1       Fairfield County Pollution Control,
                                  6.5%, 9/1/14                            2,537,928
 1,000,000          AA/Aa1      Greenville Waterworks Revenue,
                                  6.0%, 2/1/08                            1,100,960

16    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund


                     S&P/
                   Moody's
Principal          Ratings
  Amount         (unaudited)                                                 Value
                                South Carolina - (continued)
$1,250,000         AAA/Aaa      South Carolina Grand Strand Water &
                                  Sewer Authority, 6.375%, 6/1/12       $1,452,013
   690,000          NR/Aa2      South Carolina State Housing
                                  Finance & Development Authority
                                  Revenue, 6.2%, 7/1/09                    721,795
                                                                        ----------
                                                                        $9,989,906
                                                                        ----------
                                South Dakota - 0.8%
 1,235,000          NR/A1       South Dakota Conservancy District
                                  Revenue, 5.625%, 8/1/17               $1,249,487
 1,255,000         AAA/Aaa      South Dakota State Lease Revenue,
                                  8.0%, 9/1/05                           1,443,250
                                                                        ----------
                                                                        $2,692,737
                                                                        ----------
                                Texas - 9.9%
 2,600,000         AAA/Aaa      Alief Texas Independent School
                                  District, 5.25%, 2/15/17              $2,643,212
 4,000,000         AAA/Aaa      Brazos River Authority Texas
                                  Revocable, 5.05%, 11/1/18              3,876,280
   750,000         AAA/Aaa      Carroll Texas Independent School
                                  District, 6.75%, 8/15/21                 914,363
   850,000         AAA/Aaa      Carroll Texas Independent School
                                  District, 6.75%, 8/15/22               1,037,485
 1,315,000          AAA/NR      Castleberry Independent School
                                  District General Obligation, 5.7%,
                                  8/15/21                                1,412,205
   830,000          AAA/NR      Castleberry Independent School
                                  District General Obligation, 5.7%,
                                  8/15/21                                  857,315
 1,305,000          NR/Aaa      Comal Independent School District
                                  General Obligation, 7.0%, 2/1/07       1,461,913
 1,615,000         AAA/Aaa      El Paso Texas, 5.875%, 8/15/16           1,708,702
 1,720,000         AAA/Aaa      Grapevine-Colleyville Independent
                                  School District, 0%, 8/15/12             975,429
 1,250,000         AAA/Aaa      Lamar Texas Conservation
                                  Independent School District,
                                  4.75%, 2/15/20                         1,188,525
 3,500,000         AAA/Aaa      San Antonio Texas Water Revenue,
                                  5.6%, 5/15/21                          3,592,855
 2,310,000         AAA/Aaa      Texas Clear Creek Independent
                                  School District General Obligation,
                                  0%, 2/1/10                             1,513,050

The accompanying notes are an integral part of these financial statements.   17

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

                     S&P/
                   Moody's
 Principal         Ratings
  Amount         (unaudited)                                                  Value
                                Texas - (continued)
$2,050,000          NR/Aaa      Texas Keller Independent School
                                  District General Obligation, 0%,
                                  8/15/10                               $ 1,309,479
 1,100,000         AAA/Aaa      Texas North Forest School, 6.0%,
                                  8/15/11                                 1,235,135
 2,350,000         AAA/Aaa      Texas Nueces River Authority Water
                                  Supply Revenue, 5.5%, 3/1/27            2,396,131
 3,000,000         AAA/Aaa      Texas Public Finance Authority
                                  Building Revenue, 0%, 2/1/07            2,278,410
 5,500,000         AAA/Aaa      Texas Public Finance Authority
                                  Building Revenue, 0%, 2/1/08            3,978,754
 2,750,000         AAA/Aaa      Texas Public Finance Authority
                                  Building Revenue, 0%, 2/1/10            1,801,250
   250,000         AAA/Aaa      University of Texas Permanent
                                  University Fund, 8.0%, 7/1/04+            281,015
                                                                        -----------
                                                                        $34,461,508
                                                                        -----------
                                Utah - 2.0%
 1,630,000          AAA/NR      Utah State University Revenue, 4.7%,
                                  12/1/12                               $ 1,625,518
 1,615,000          AAA/NR      Utah State University Revenue, 4.8%,
                                  12/1/13                                 1,609,396
 3,480,000          AA/NR       Weber County Municipal Building
                                  Authority Revenue, 5.75%,
                                  12/15/19                                3,578,727
                                                                        -----------
                                                                        $ 6,813,641
                                                                        -----------
                                Virginia - 3.5%
 3,685,000          A1/A+       Chesapeake Water & Sewer System
                                  Revenue, 6.4%, 7/1/17                 $ 3,831,368
 1,750,000          A+/A1       Chesapeake Water & Sewer System
                                  Revenue, 6.5%, 7/1/12                   1,830,255
 5,000,000         AAA/Aaa      South East Public Service Authority,
                                  5.0%, 7/1/15                            5,145,850
 1,500,000         AA+/Aa1      Virginia State Public Building
                                  Authority, 5.75%, 8/1/20                1,596,555
                                                                        -----------
                                                                        $12,404,028
                                                                        -----------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund


                     S&P/
                   Moody's
Principal          Ratings
  Amount         (unaudited)                                                      Value
                                Washington - 6.7%
$3,825,000        AAA/Aaa       Central Puget Sound Regional
                                  Transportation Authority, 5.25%,
                                  2/1/16                                   $  3,991,386
 2,820,000        AAA/Aaa       Clark County Public Utility District #1
                                  Water Revenue, 5.5%, 1/1/15                 2,904,149
 5,000,000        AAA/Aaa       Clark County School District #37
                                  Vancouver, 5.25%, 12/1/14                   5,268,000
 1,655,000        AA+/Aa1       King County General Obligation,
                                  6.625%, 12/1/15                             1,876,902
 1,000,000        AAA/Aaa       Northshore School District, 5.75%,
                                  12/1/14                                     1,041,170
 2,250,000        AAA/Aaa       Snohomish County Public Utility
                                  District Revenue, 5.7%, 12/1/11+            2,484,563
 2,500,000         NR/Aaa       Snohomish County Public Utility
                                  District Revenue, 6.8%, 1/1/20+             2,967,550
 2,000,000          A/NR        Vancouver Washington Housing
                                  Authority, 5.5%, 3/1/28                     1,871,660
 1,000,000        AA+/Aa1       Washington State General Obligation,
                                  6.0%, 5/1/02                                1,024,610
                                                                           ------------
                                                                           $ 23,429,990
                                                                           ------------
                                West Virginia - 1.2%
 3,000,000        AAA/Aaa       West Virginia State Building
                                  Commission, 5.375%, 7/1/21               $  3,131,460
 1,000,000        AAA/Aaa       West Virginia State Housing
                                  Development, 7.05%, 11/1/24                 1,039,300
                                                                           ------------
                                                                           $  4,170,760
                                                                           ------------
                                Wisconsin - 1.4%
 1,430,000        AAA/Aaa       Adams-Friendship School District,
                                  6.5%, 4/1/16                             $  1,687,271
 2,000,000         AA/Aa2       Wisconsin State, Series C, General
                                  Obligation, 5.55%, 5/1/21                   2,066,360
 1,000,000         AA/Aa2       Wisconsin State General Obligation,
                                  5.3%, 11/1/12                               1,065,170
                                                                           ------------
                                                                           $  4,818,801
                                                                           ------------
                  TOTAL INVESTMENT IN TAX-EXEMPT
                  OBLIGATIONS - 97.9%
                                (Cost $322,908,075)(a)                     $341,489,833
                                                                           ------------



The accompanying notes are an integral part of these financial statements.   19

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                                       Value
              TAX-EXEMPT MONEY MARKET MUTUAL
              FUND - 2.1%
7,484,375          Provident Institutional Municipal Fund               $  7,484,375
                                                                        ------------
              TOTAL TAX-EXEMPT MONEY MARKET
              MUTUAL FUND
              (Cost $7,484,375)                                         $  7,484,375
                                                                        ------------
              TOTAL INVESTMENT IN
              SECURITIES - 100%                                         $348,974,208
              (Cost $330,392,450)(b)(c)                                 ============


* Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

**  A portion of this bond is partially prerefunded.

NR  Not rated.

+   Escrowed to maturity in U.S. government securities.

(a) The concentration of investments by type of obligation/market sector is as follows:

         Insured                                        46.5%
         Escrowed in U.S. Government Securities          8.9%
         General Obligation                             10.5%
         Revenue Bonds:
           Education Revenue                             2.3%
           Water & Sewer Revenue                         4.6%
           Hospital Revenue                              0.3%
           Housing Revenue                               9.7%
           Pollution Control Revenue                     3.2%
           Power Revenue                                 3.7%
           Transportation Revenue                        1.6%
           Revenue                                       6.6%
           Other                                         2.1%

 (b) At December 31, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $330,392,450 was as follows:

     Aggregate gross unrealized gain for all investments in which there
       is an excess of value over tax cost                                 $18,987,326
     Aggregate gross unrealized loss for all investments in which there
       is an excess of tax cost over value                                    (405,568)
                                                                           -----------
 Net unrealized gain                                                       $18,581,758
                                                                           ===========

 (c) At December 31, 2000, the Fund had a capital loss carryforward of $3,997,134, which will expire between 2007 and 2008 if not utilized.

Purchase and sales of securities (excluding temporary cash investments) for the year ended December 31, 2000 aggregated $49,208,636 and $101,748,960 respectively.


20    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
BALANCE SHEET 12/31/00
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $7,484,375) (cost $330,392,450)                   $348,974,208
  Receivables -
    Investment securities sold                                           270,299
    Fund shares sold                                                     417,439
    Interest                                                           5,424,882
  Other                                                                    4,868
                                                                    ------------
      Total assets                                                  $355,091,696
                                                                    ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                                         $    469,302
    Dividends                                                            417,333
  Due to affiliates                                                      254,084
  Accrued expenses                                                       136,933
                                                                    ------------
      Total liabilities                                             $  1,277,652
                                                                    ------------
NET ASSETS:
  Paid-in capital                                                   $339,229,420
  Accumulated net realized loss on investments                        (3,997,134)
  Net unrealized gain on investments                                  18,581,758
                                                                    ------------
      Total net assets                                              $353,814,044
                                                                    ============
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $341,179,423/29,168,414 shares)                 $      11.70
                                                                    ============
  Class B (based on $11,144,773/959,118 shares)                     $      11.62
                                                                    ============
  Class C (based on $1,489,848/129,102 shares)                      $      11.54
                                                                    ============
MAXIMUM OFFERING PRICE:
  Class A                                                           $      12.25
                                                                    ============


The accompanying notes are an integral part of these financial statements.   21

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/00

INVESTMENT INCOME:
  Interest                                                                 $19,906,780
                                                                           ------------
EXPENSES:
  Management fees                                          $1,748,039
  Transfer agent fees
    Class A                                                   414,155
    Class B                                                    14,832
    Class C                                                     3,755
  Distribution fees
    Class A                                                   861,175
    Class B                                                   111,594
    Class C                                                    17,127
  Administrative fees                                          68,888
  Custodian fees                                               56,286
  Registration fees                                            46,179
  Professional fees                                            48,879
  Printing                                                     49,188
  Fees and expenses of nonaffiliated trustees                  25,986
  Miscellaneous                                                16,195
                                                           ----------
      Total expenses                                                       $ 3,482,278
      Less fees paid indirectly                                               (124,525)
                                                                           -----------
      Net expenses                                                         $ 3,357,753
                                                                           -----------
        Net investment income                                              $16,549,027
                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                         $(1,559,895)
  Change in net unrealized loss on investments                              23,881,549
                                                                           -----------
    Net gain on investments                                                $22,321,654
                                                                           -----------
    Net increase in net assets resulting from operations                   $38,870,681
                                                                           ===========


22    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/00 and 12/31/99

                                                          Year Ended         Year Ended
                                                           12/31/00           12/31/99
FROM OPERATIONS:
Net investment income                                   $ 16,549,027        $ 18,414,343
Net realized loss on investments                          (1,559,895)         (2,437,239)
Change in net unrealized gain (loss) on investments       23,881,549         (32,832,549)
                                                        ------------        ------------
  Net increase (decrease) in net assets resulting
    from operations                                     $ 38,870,681        $(16,855,445)
                                                        ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class A ($0.52 and $0.51 per share, respectively)     $(16,070,563)       $(17,809,302)
  Class B ($0.43 and $0.42 per share, respectively)         (431,549)           (473,569)
  Class C ($0.43 and $0.43 per share, respectively)          (64,730)           (148,848)
In excess of net investment income
  Class A ($0.00 and $0.00 per share, respectively)          (15,583)                  -
  Class C ($0.07 and $0.00 per share, respectively)          (11,437)                  -
Net realized gain
  Class A ($0.00 and $0.02 per share, respectively)                -            (784,680)
  Class B ($0.00 and $0.02 per share, respectively)                -             (26,846)
  Class C ($0.00 and $0.02 per share, respectively)                -              (5,867)
                                                        ------------        ------------
    Total distributions to shareowners                  $(16,593,862)       $(19,249,112)
                                                        ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 66,544,732        $100,949,129
Reinvestment of distributions                             11,498,022          13,627,470
Cost of shares repurchased                              (130,089,167)       (102,330,723)
                                                        ------------        ------------
  Net increase (decrease) in net assets resulting
  from fund share transactions                          $(52,046,413)       $ 12,245,876
                                                        ------------        ------------
  Net decrease in net assets                            $(29,769,594)       $(23,858,681)
NET ASSETS:
Beginning of year                                        383,583,638         407,442,319
                                                        ------------        ------------
End of year (including accumulated undistributed
  net investment income of $0 and $17,815,
  respectively)                                         $353,814,044        $383,583,638
                                                        ============        ============

The accompanying notes are an integral part of these financial statements.   23

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------

CLASS A                            '00 Shares          '00 Amount       '99 Shares      '99 Amount
Shares sold                         5,776,223        $  64,767,497        7,543,435     $ 86,596,005
Reinvestment of distributions       1,000,133           11,212,949        1,153,857       13,267,232
Less shares repurchased           (11,168,622)        (124,854,942)      (7,867,060)     (90,109,075)
                                  -----------        -------------       ----------     ------------
  Net increase (decrease)          (4,392,266)       $ (48,874,496)         830,232     $  9,754,162
                                  ===========        =============       ==========     ============
CLASS B
Shares sold                           110,383        $   1,239,119          629,429     $  7,279,180
Reinvestment of distributions          22,457              249,750           26,899          306,603
Less shares repurchased              (321,799)          (3,559,025)        (412,353)      (4,707,059)
                                  -----------        -------------       ----------     ------------
  Net increase (decrease)            (188,959)       $  (2,070,156)         243,975     $  2,878,724
                                  ===========        ============        ==========     ============
CLASS C
Shares sold                            48,714        $     538,116          608,030     $  7,073,944
Reinvestment of distributions           3,187               35,323            4,704           53,635
Less shares repurchased              (152,489)          (1,675,200)        (656,171)      (7,514,589)
                                  -----------        -------------       ----------     ------------
  Net decrease                       (100,588)       $  (1,101,761)         (43,437)    $   (387,010)
                                  ===========        =============       ==========     ============


24    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
----------------------------------------------------------------------------------------------------------------------------

                                                            Year Ended     Year Ended    Year Ended   Year Ended   Year Ended
                                                             12/31/00       12/31/99      12/31/98     12/31/97     12/31/96
CLASS A
Net asset value, beginning of year                           $  10.98       $  12.02      $  12.17     $  11.96     $  12.36
                                                             --------       --------      --------     --------     --------
Increase (decrease) from investment operations:
  Net investment income                                      $   0.52       $   0.51      $   0.55     $   0.59     $   0.62
  Net realized and unrealized gain (loss) on investments         0.72          (1.02)         0.19         0.45        (0.21)
                                                             --------       --------      --------     --------     --------
    Net increase (decrease) from investment operations       $   1.24       $  (0.51)     $   0.74     $   1.04     $   0.41
Distributions to shareowners:
  Net investment income                                         (0.52)         (0.51)        (0.55)       (0.59)       (0.62)
  In excess of net investment income                            (0.00)(a)          -             -            -            -
  Net realized gain                                                 -          (0.02)        (0.34)       (0.24)       (0.19)
                                                             --------       --------      --------     --------     --------
Net increase (decrease) in net asset value                   $   0.72       $  (1.04)     $  (0.15)    $   0.21     $  (0.40)
                                                             --------       --------      --------     --------     --------
Net asset value, end of year                                 $  11.70       $  10.98      $  12.02     $  12.17     $  11.96
                                                             ========       ========      ========     ========     ========
Total return*                                                   11.63%         (4.29)%        6.20%        8.94%        3.57%
Ratio of net expenses to average net assets+                     0.95%          0.93%         0.93%        0.93%        0.92%
Ratio of net investment income to average net assets+            4.62%          4.43%         4.48%        4.87%        5.16%
Portfolio turnover rate                                            14%            24%           52%          22%          44%
Net assets, end of year (in thousands)                       $341,179       $368,559      $393,390     $413,856     $441,733
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                   0.91%          0.92%         0.92%        0.91%        0.90%
  Net investment income                                          4.66%          4.44%         4.49%        4.89%        5.18%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    25

Pioneer Tax-Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
----------------------------------------------------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
CLASS B
Net asset value, beginning of year                          $ 10.90      $ 11.93      $ 12.09       $11.88      $12.31
                                                            -------      -------      -------       ------      ------
Increase (decrease) from investment operations:
  Net investment income                                     $  0.43      $  0.42      $  0.46       $ 0.50      $ 0.53
  Net realized and unrealized gain (loss) on investments       0.72        (1.01)        0.18         0.44       (0.22)
                                                            -------      -------      -------       ------      ------
    Net increase (decrease) from investment operations      $  1.15      $ (0.59)     $  0.64       $ 0.94      $ 0.31
Distributions to shareowners:
 Net investment income                                        (0.43)       (0.42)       (0.46)       (0.49)      (0.53)
 In excess of net investment income                               -            -            -            -       (0.02)
 Net realized gain                                                -        (0.02)       (0.34)       (0.24)      (0.19)
                                                            -------      -------      -------       ------      ------
Net increase (decrease) in net asset value                  $  0.72      $ (1.03)     $ (0.16)      $ 0.21      $(0.43)
                                                            -------      -------      -------       ------      ------
Net asset value, end of year                                $ 11.62      $ 10.90      $ 11.93       $12.09      $11.88
                                                            =======      =======      =======       ======      ======
Total return*                                                 10.78%       (5.01)%       5.43%        8.16%       2.66%
Ratio of net expenses to average net assets+                   1.71%        1.70%        1.64%        1.68%       1.67%
Ratio of net investment income to average net assets+          3.87%        3.66%        3.73%        4.12%       4.38%
Portfolio turnover rate                                          14%          24%          52%          22%         44%
Net assets, end of year (in thousands)                      $11,145      $12,520      $10,790       $5,588      $4,792
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                 1.70%        1.69%        1.63%        1.66%       1.65%
  Net investment income                                        3.88%        3.67%        3.74%        4.14%       4.40%

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

26    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
----------------------------------------------------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended    Year Ended  1/31/96 to
                                                           12/31/00(a)   12/31/99     12/31/98      12/31/97    12/31/96
CLASS C
Net asset value, beginning of period                        $10.91       $11.94       $12.11        $11.88      $12.32
                                                            ------       ------       ------        ------      ------
Increase (decrease) from investment operations:
  Net investment income                                     $ 0.43       $ 0.43       $ 0.46        $ 0.49      $ 0.49
  Net realized and unrealized gain (loss) on investments      0.70        (1.00)        0.17          0.47       (0.24)
                                                            ------       ------       ------        ------      ------
      Net increase (decrease) from investment operations    $ 1.13       $(0.58)      $ 0.63        $ 0.96      $ 0.25
Distributions to shareowners:
  Net investment income                                      (0.43)       (0.43)       (0.46)        (0.49)      (0.49)
  In excess of net investment income                         (0.07)           -            -             -       (0.01)
  Net realized gain                                              -        (0.02)       (0.34)        (0.24)      (0.19)
                                                            ------       ------       ------        ------      ------
Net increase (decrease) in net asset value                  $ 0.63       $(1.03)      $(0.17)       $ 0.23      $(0.44)
                                                            ------       ------       ------        ------      ------
Net asset value, end of period                              $11.54       $10.91       $11.94        $12.11      $11.88
                                                            ======       ======       ======        ======      ======
Total return*                                                10.59%       (4.93)%       5.33%         8.32%       2.19%
Ratio of net expenses to average net assets+                  1.80%        1.69%        1.63%         1.70%       1.71%**
Ratio of net investment income to average net assets+         3.80%        3.62%        3.72%         4.04%       4.34%**
Portfolio turnover rate                                         14%          24%          52%           22%         44%
Net assets, end of period (in thousands)                    $1,490       $2,505       $3,262        $1,643      $  383
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                1.77%        1.65%        1.60%         1.67%       1.69%**
  Net investment income                                       3.83%        3.66%        3.75%         4.07%       4.36%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    27

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Tax-Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek as high a level of current income exempt from federal income taxes as possible, consistent with the preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Original issue discount and market premium or discount are accreted or amortized daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. This is consistent with the provision of the AICPA Audit & Accounting Guide for Investment Companies, effective January 1, 2001. Interest income, including

Pioneer Tax-Free Income Fund


    interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At December 31, 2000, the Fund has reclassified $27,020 from paid-in capital to distribution in excess of net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    In order to comply with federal income tax regulations, the Fund has designated $16,549,027 as tax-exempt interest dividends. For purposes of the corporate dividend exclusion, none of the distributions per share qualify for the exclusion.

C. Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $7,482 in underwriting commissions on the sale of fund shares during the year ended December 31, 2000.

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00                               (continued)
--------------------------------------------------------------------------------

D. Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C share can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2000, $152,730 was payable to PIM related to management fees, administrative fees and certain other services.

Pioneer Tax-Free Income Fund


3. Transfer Agent

PSC, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $25,748 in transfer agent fees payable to PSC at December 31, 2000.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $75,606 in distribution fees payable to PFD at December 31, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2000, CDSCs in the amount of $57,667 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $124,525 under such arrangements.

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00                               (continued)
--------------------------------------------------------------------------------

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2000, the Fund had no borrowings under this agreement.

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Tax-Free Income Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Tax-Free Income Fund (the Fund), as of December 31, 2000, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax-Free Income Fund as of December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.




ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 9, 2001

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------

On September 11, 2000, Pioneer Tax-Free Income Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.

Proposal 1 - To approve a new management contract.

  Affirmative           Against            Abstain
16,971,594.580        780,220.726        703,794.806

Proposal 2 - To elect trustees.

   Nominee             Affirmative           Withheld
M.K. Bush             17,900,129.134        555,480.978
J.F. Cogan, Jr.       17,895,675.034        559,935.078
Dr. R. H. Egdahl      17,879,518.313        576,091.799
M.B.W. Graham         17,903,160.864        552,449.248
M.A. Piret            17,926,673.283        528,936.829
D.D. Tripple          17,917,185.948        538,424.164
S.K. West             17,907,204.110        548,406.002
J. Winthrop           17,907,071.942        548,538.170

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                          Officers
John F. Cogan, Jr., Chairman      John F. Cogan, Jr., President
Mary K. Bush                      David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.           Vincent Nave, Treasurer
Margaret B.W. Graham              Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management
Shareholder Services, Inc.

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) - IRA Plan Businesses with 100 or fewer eligible employees can establish the plan; it resembles the traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.


                                      Most retirement plan withdrawals must meet

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

specific conditions to avoid penalties.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.


[Logo]Pioneer
Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

               9622-00-0201
   (Copyright) Pioneer Funds Distributor, Inc.
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